EXHIBIT 32.2


            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Z Trim Holdings, Inc. on Form 10-QSB for the quarter ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Dana L. Dabney, Chief Financial Officer of the Z Trim Holdings, Inc. certify, pursuant
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Z Trim Holdings, Inc.

Dated:  November 14, 2006
                                    By  /s/ Dana L. Dabney
                                        ------------------
                                        Dana L. Dabney
                                        Chief Financial Officer
                                        (Principal Financial Officer)